UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 25, 2022
Date of Report (date of earliest event reported)

FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)

Federally chartered corporation United States	001-51845		56-6000442
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1475 Peachtree Street, NE	Atlanta	Georgia	30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2022, the Federal Home Loan Bank of Atlanta (“Bank”) declared elected to the Bank’s board of directors (“Board”) the following individuals in the Bank’s 2022 election of directors:

•Eduardo (Eddy) Arriola, Chairman and Chief Executive Officer, Apollo Bank, Miami, FL was re-elected to fill the member directorship that the Federal Housing Finance Agency (“Finance Agency”) designated for the state of Florida;
•Rick Whaley, President, Chief Executive Officer and Director, Citizens Bank of Americus, Americus, GA was re-elected to fill the member directorship that the Federal Housing Agency designated for the state of Georgia;
•Kim C. Liddell, Director, BayVanguard Bank, Baltimore, MD, was re-elected to fill the member directorship that the Federal Housing Agency designated for the state of Maryland;
•Kathleen C. McKinney, Senior Counsel, Public Finance, Haynsworth Sinkler Boyd, P.A., Greenville, SC, was elected to fill an independent directorship.

Mr. Arriola, Mr. Whaley, Mr. Liddell and Ms. McKinney, together, the “Directors-elect”.

Each of the Directors-elect will begin serving a four-year term on January 1, 2023. The Board has not yet determined on which committees each of the foregoing Directors-elect will serve beginning in 2023. The Bank conducted the director elections in accordance with the provisions of the Federal Home Loan Bank Act (“Bank Act”) and the rules and regulations of the Finance Agency.

Pursuant to the Bank Act and Finance Agency regulations, the Bank’s member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short-term and long-term investments, enters into derivative transactions, and provides certain cash management and other services, in each case with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see “Item 13 - Certain Relationships and Related Transactions, and Director Independence” of the Bank’s 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Bank expects that all directors serving on the Board in 2023 will receive compensation under the Bank’s 2023 Directors’ Compensation Policy when finalized. It is also expected they will be entitled to participate in the Bank’s Non-qualified Deferred Compensation Plan, under which each Bank director has the opportunity to defer all or a portion of the amount of his or her compensation. The form and amount of director compensation, including for the Directors-elect, is subject to approval by the Board and is subject to the Bank Act and Finance Agency regulations.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Bank’s 2022 election of directors was conducted by direct ballot and not through the solicitation of proxies or at a stockholders meeting. On September 25, 2022, the Board declared the final voting results for the 2022 director election as described in Item 5.02 of this Current Report.

Member Director Election

As discussed in Item 5.02 of this Current Report, the Bank conducted an election for one member director in Florida, Georgia, and Maryland. The following is a tally of the vote for such directorships:

Florida

	Total Number of Members Eligible to Vote	154
	Total Members Voting	66
	Total Number of Eligible Votes	1,735,815
	Number of Eligible Votes Cast	911,282
Name	Member	Number of Votes Received
Eduardo (Eddy) Arriola (elected)	Chairman and Chief Executive Officer, Apollo Bank, Miami, FL	647,976
Ryan G. James	President and Chief Executive Officer, Surety Bank; DeLand, FL	13,542
George Joseph	President and Chief Executive Officer, Dade County Federal Credit Union, Miami, FL	76,368
Suzanne Weinstein	President and Chief Executive Officer, Orlando Credit Union, Orlando FL	86,938
Lynne B. Wines	Director, BankUnited, National Association, Miami Lakes, FL	86,458

Georgia

	Total Number of Members Eligible to Vote	170
	Total Members Voting	105
	Total Number of Eligible Votes	503,538
	Number of Eligible Votes Cast	328,925
Name	Member	Number of Votes Received
Rick Whaley (elected)	President, Chief Executive Officer and Director, Citizens Bank of Americus, Americus, GA	319,363
Nitin Shah	Chairman and Chief Executive Officer, Embassy National Bank, Lawrenceville, GA	9,562

Maryland

	Total Number of Members Eligible to Vote	80
	Total Members Voting	39
	Total Number of Eligible Votes	642,358
	Number of Eligible Votes Cast	419,765
Name	Member	Number of Votes Received
Kim C. Liddell (elected)	Director, BayVanguard Bank, Baltimore, MD	299,923
Kenneth J. Orgeron	President and Chief Executive Officer, Andrews Federal Credit Union, Suitland, MD	119,842

Independent Director Election

The Bank conducted an election for one at-large independent directorship. Under Finance Agency regulations, a candidate for an independent directorship must receive at least 20 percent of the number of votes eligible to be cast in the election to be elected when the number of nominees is equal to the number of independent directorships to be filled in an election. The results of the vote for the independent directorship are as follows:

Total Number of Members Eligible to Vote			812
Total Number of Eligible Votes			6,420,861
Finance Agency 20% Threshold Requirement			1,284,172
Name	Affiliation	Number of Members Voting	Number of Votes Received
Kathleen C. McKinney (elected)	Senior Counsel, Public Finance, Haynsworth Sinkler Boyd, P.A., Greenville, SC	290	2,420,629

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: September 28, 2022
By:/s/ Reginald T. O’Shields
Reginald T. O’Shields
Executive Vice President and Chief Legal and Compliance Officer